UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2015

ADEPT TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-27122 (Commission file number)	94-2900635 (I.R.S. Employer Identification Number)

5960 Inglewood Drive Pleasanton, CA (Address of principal executive offices)	94588 (Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (925) 245-3400

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On June 2, 2015, Adept Technology, Inc. (the “Company”) entered into subscription letter agreements (the “Subscription Agreements”) with pre-existing shareholders and institutional investors  pursuant to which it agreed to sell an aggregate of 1,391,304 shares of its common stock (the “Shares”) to the investors at a purchase price of $5.75 per Share. The total gross proceeds from the offering will be $8,000,000, before deducting anticipated expenses of approximately $80,000, for net proceeds of $7,920,000. The closing of the offering is expected to occur on or around June 5, 2015, subject to the satisfaction of customary closing conditions.

The offer and sale of the Shares was made pursuant to the Company’s shelf registration statement on Form S-3 (SEC File No. 333-204105), which became effective on May 21, 2015 (the “Shelf Registration Statement”), and a prospectus supplement thereto dated June 2, 2015.

The foregoing summaries of the Subscription Agreements are subject to, and qualified in their entirety by reference to, the Subscription Agreements, the form of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

The Company issued a press release on June 3, 2015 announcing the offering. The Company’s press release is filed herewith as Exhibit 99.1.

Gibson, Dunn & Crutcher, LLP has issued an opinion to the Company regarding the Common Shares to be sold in the Offering. A copy of the opinion is filed as Exhibit 5.1 to this Current Report on Form 8-K.

The Company cautions you that this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, as amended. Statements in this report and the press release that are not purely historical are forward-looking statements. Such forward-looking statements include, among other things:

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

5.1	Opinion of Gibson Dunn & Crutcher LLP

10.1	Form of Subscription Agreement dated June 2, 2015, among the Company and its investors

23.1	Consent of Gibson Dunn & Crutcher LLP (included in Exhibit 5.1)

99.1	Press Release dated June 3, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADEPT TECHNOLOGY, INC.

Date: June 3, 2015	By: /s/Seth Halio
Seth Halio Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Gibson Dunn & Crutcher LLP

10.1	Form of Subscription Agreement dated June 2, 2015, among the Company and its investors

23.1	Consent of Gibson Dunn & Crutcher LLP (included in Exhibit 5.1)

99.1	Press Release dated June 3, 2015